UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 12, 2023
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Mr. Schemm as Chief Financial Officer and Treasurer

As previously disclosed, Fox Factory Holding Corp. (the “Company”) has appointed Dennis C. Schemm (age 57) as the Company’s Chief Financial Officer and Treasurer, effective as of June 12, 2023 (the “Effective Date”), until his successor has been duly elected and qualified or until death, resignation or removal. In connection with his appointment, the Company and Mr. Schemm entered into an Employment Agreement (the “Schemm Agreement”), dated June 12, 2023, the material portions of which were summarized, along with Mr. Schemm’s prior work experience, on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2023. Such summary of the Schemm Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the Schemm Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Other than as previously disclosed, there are no arrangements or understandings between Mr. Schemm and any other person pursuant to which he was appointed as the Company’s Chief Financial Officer and Treasurer. There are no family relationships between Mr. Schemm and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Schemm that are reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Effective as of the Effective Date, Ms. Maggie Torres resigned as Interim Chief Financial Officer and Interim Treasurer of the Company and moved to the role of Director of Accounting Projects. Ms. Torres’s agreement to resign was not the result of any dispute or disagreement with the Company relating to the Company's operations, policies or practices.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Employment Agreement, by and between Fox Factory Holding Corp. and Dennis Schemm, dated June 12, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	June 12, 2023	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer